UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.___)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ENTERPRISE DIVERSIFIED, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐		Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

 ENTERPRISE DIVERSIFIED, INC.

1518 Willow Lawn Drive

Richmond, VA 23230

(434) 382-7366

Dear Stockholder:

You are cordially invited to the Annual Meeting of Stockholders (the “Annual Meeting”) of Enterprise Diversified, Inc., a Nevada corporation (the “Company”), to be held at 1:00 p.m. local time, on Tuesday, May 21, 2019, at the offices of the Company’s legal counsel, Alston & Bird LLP, located at 90 Park Avenue, 15th Floor, New York, NY 10016-1387. At the meeting, the stockholders will be asked to consider and act on the following items:

1.	To elect five members of the board of directors of the Company, each for a term of one year;

2.	To ratify the appointment of Cherry Bekaert, LLP as our independent registered public accounting firm for the year ending December 31, 2019;

3.	An advisory vote to approve the compensation of our named executive officers; and

4.	To transact any other business that may properly come before the Annual Meeting or any adjournment of the Annual Meeting.

You will also have the opportunity to ask questions and make comments at the meeting.

In accordance with the rules and regulations of the Securities and Exchange Commission, we are furnishing our Proxy Statement and Annual Report to stockholders for the year ended December 31, 2018.

It is important that your stock be represented at the meeting regardless of the number of shares you hold. You are encouraged to specify your voting preferences by marking our proxy card and returning it as directed. If you do attend the meeting and wish to vote in person, you may revoke your proxy at the meeting.

If you have any questions about the Proxy Statement or the accompanying 2018 Annual Report, please contact Alea Kleinhammer, our Chief Financial Officer at (540) 649-6270.

We look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ G. Michael Bridge
G. Michael Bridge
President and Chief Executive Officer

April 22, 2019

ENTERPRISE DIVERSIFIED, INC.

1518 Willow Lawn Drive

Richmond, VA 23230

(434) 382-7366

NOTICE OF Annual Meeting OF STOCKHOLDERS

The Annual Meeting of Stockholders (the “Annual Meeting”) of Enterprise Diversified, Inc., a Nevada corporation (the “Company”) will be held at the offices of the Company’s legal counsel, Alston & Bird LLP, located at 90 Park Avenue, 15th Floor, New York, NY 10016-1387, on Tuesday, May 21, 2019, at 1:00 p.m., local time. At the meeting, stockholders will consider and act on the following items:

1.	To elect five members of the board of directors of the Company, each for a term of one year;

2.	To ratify the appointment of Cherry Bekaert, LLP as our independent registered public accounting firm for the year ending December 31, 2019;

3.	An advisory vote to approve the compensation of our named executive officers; and

4.	To transact any other business that may properly come before the Annual Meeting or any adjournment of the Annual Meeting.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only those stockholders of record as of the close of business on April 12, 2019, are entitled to vote at the Annual Meeting or any postponements or adjournments thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available for your inspection beginning April 22, 2019 and may be provided electronically.

YOUR VOTE IS IMPORTANT!

Instructions on how to vote your shares are contained in the Proxy Statement and your proxy card. You may obtain, free of charge, a paper copy of our Annual Report on Form 10-K, including financial statements and exhibits, by writing to our Chief Financial Officer, Alea Kleinhammer at 1518 Willow Lawn Drive, Richmond, VA 23230, or by email at investorrelations@endi-inc.com. As of the date of the Notice of Annual Meeting of Stockholders and the Proxy Statement, such materials are also available online at www.enterprisediverisifed.com.

Submitting your proxy does not affect your right to vote in person if you decide to attend the Annual Meeting. You are urged to submit your proxy as soon as possible, regardless of whether or not you expect to attend the Annual Meeting. You may revoke your proxy at any time before it is exercised at the Annual Meeting by (i) delivering written notice to our Secretary, Rodney E. Lake, at the Company’s address above, (ii) submitting a later dated proxy card, (iii) voting again via the Internet as described on your proxy card, or (iv) attending the Annual Meeting and voting in person. No revocation under (i) or (ii) will be effective unless written notice or the proxy card is received by our Secretary at or before the Annual Meeting.

When you submit your proxy, you authorize Rodney E. Lake to vote your shares at the Annual Meeting and on any adjournments of the Annual Meeting in accordance with your instructions.

By Order of the Board of Directors, /s/ Rodney E. Lake Rodney E. Lake Secretary
April 22, 2019

ENTERPRISE DIVERSIFIED, INC.

1518 Willow Lawn Drive

Richmond, VA 23230

(434) 382-7366

PROXY STATEMENT

This Proxy Statement and the accompanying proxy card are being made available via Internet access, beginning on or about April 22, 2019, to the owners of shares of common stock of Enterprise Diversified, Inc., a Nevada corporation (the “Company,” “our,” or “we”) as of April 12, 2019, in connection with the solicitation of proxies by our Board of Directors (“Board” or “Board of Directors”) for our 2019 Annual Meeting of Stockholders (the “Annual Meeting”). On or about April 22, 2019, we made available the Notice of Annual Meeting of Stockholders.

The Annual Meeting will to be held at the offices of the Company’s legal counsel, Alston & Bird LLP, located at 90 Park Avenue, 15th Floor, New York, NY 10016-1387, on Tuesday, May 21, 2019, at 1:00 p.m., local time. Our Board of Directors encourages you to read this document thoroughly and take this opportunity to vote, via proxy, on the matters to be decided at the Annual Meeting. As discussed below, you may revoke your proxy at any time before your shares are voted at the Annual Meeting.

Table of Contents

Questions and Answers	Pg No.
How will proxy materials be delivered?	2
What is the purpose of the Annual Meeting?	2
Who is entitled to vote at our Annual Meeting?	2
How do I vote?	2
What is a proxy?	3
How will my shares be voted if I vote by proxy?	3
How do I revoke my proxy?	3
Is my vote confidential?	3
How is voting conducted?	3
What constitutes a quorum at the Annual Meeting?	3
What vote is required to elect our directors for a one-year term?	4
How will the outcome of the ratification of the appointment of Cherry Bekaert, LLP as our independent registered public accounting firm for the year ending December 31, 2019 be determined?	4
What percentage of our outstanding stock do our directors and executive officers own?	4
How can I obtain a copy of our Annual Report on Form 10-K?	4
Corporate Governance
Our Board of Directors	5
Communicating with the Board of Directors	6
Risk Oversight	7
Code of Ethics	7
Audit Committee	7
Governance, Compensation, and Nominating Committee	8
Nominating Process	9
Independent Registered Public Accounting Firm Fees and Other Matters
Registered Public Accounting Firm Fees and Other Matters	9
Pre-Approval of Services	10
Our Executive Officers
Executive Officers	11
Executive Compensation
Compensation Philosophy and Objectives	11
Summary Compensation Table	12

Employment Agreements	13
Director Compensation
Summary Director Compensation Table	13
Outstanding Equity Awards at Fiscal Year-End
Section 16(a) Beneficial Ownership Reporting Compliance
Related-Person Transactions
Stock Ownership of Our Directors, Executive Officers, and 5% Beneficial Owners
Proposal One: Election of Directors; Nominees
Proposal Two: Ratify the Appointment of Cherry Bekaert, LLP as our Independent Registered Public Accounting Firm for the Year Ending December 31, 2019
Proposal Three: Advisory Vote to Appoint the Compensation of our Named Executive Officers
Additional Information
Delivery of Documents to Security Holders Sharing an Address	21
Stockholder Proposals for Our 2020 Annual Meeting	21
Other Matters	21
Solicitation of Proxies	21
Incorporation of Information by Reference	21

QUESTIONS AND ANSWERS

Q. How will proxy materials be delivered?

A.

Stockholders who hold certificated shares of the Company’s common stock entitled to vote at the Annual Meeting will receive a printed copy of our proxy materials via mail. For stockholders who hold such shares electronically through a broker, proxy materials will be delivered to such stockholders electronically in accordance with Securities and Exchange Commission rules. However, all stockholders will have the ability to access the proxy materials on a website referred to on the proxy card or to request a printed set of these materials at no charge.

Q. What is the purpose of the Annual Meeting?

A.

At the Annual Meeting, our stockholders will act upon the matters outlined in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement, which are to (i) re-elect five members of the board of directors of the Company, each for a term of one year, (ii) ratify the appointment of Cherry Bekaert, LLP as our independent registered public accounting firm for the year ending December 31, 2019, (iii) consider an advisory vote to approve the compensation of our named executive officers, and (iv) to transact any other business that may properly come before the 2019 Annual Meeting or any adjournment thereof.

Q. Who is entitled to vote at our Annual Meeting?

A.

The record holders of our common stock at the close of business on the record date, April 12, 2019, may vote at the Annual Meeting. Each share of Common Stock is entitled to one vote. There were 2,544,776 shares of common stock outstanding on the record date and entitled to vote at the Annual Meeting. A complete list of stockholders entitled to vote at the Annual Meeting will be available for your inspection beginning April 22, 2019 and may be provided electronically.

Q. How do I vote?

A.	You may vote in person at the Annual Meeting, by use of a proxy card if you receive a printed copy of our proxy materials, or via Internet or telephone as indicated on the proxy card.

Q. What is a proxy?

A.

A proxy is a person you appoint to vote your shares on your behalf. If you are unable to attend the Annual Meeting, our Board of Directors is seeking your appointment of a proxy so that your shares may be voted. If you vote by proxy, you will be designating our Secretary, Rodney E. Lake, as your proxy. Such person may act on your behalf and have the authority to appoint a substitute to act as your proxy.

 Q. How will my shares be voted if I vote by proxy?

A.

Your proxy will be voted according to the instructions you provide. If you complete and submit your proxy but do not otherwise provide instructions on how to vote your shares, your shares will be voted (i) “FOR” the individuals nominated to serve as members of our Board of Directors, and (ii) “FOR” the ratification of the appointment of Cherry Bekaert, LLP as our independent registered public accounting firm for the year ending December 31, 2019. Presently, our Board does not know of any other matter that may come before the Annual Meeting. However, your proxies are authorized to vote on your behalf, using their discretion, on any other business that properly comes before the Annual Meeting.

Q. How do I revoke my proxy?

A.	You may revoke your proxy at any time before your shares are voted at the Annual Meeting by:

●	delivering written notice to our Secretary, Rodney E. Lake, at our address above;*

●	submitting a later dated proxy card;*

●	voting again via the Internet as described on the proxy card; or

●	attending the Annual Meeting and voting in person.

* Your revocation will be effective unless written notice or the proxy card is received by our Secretary at or before the Annual Meeting.

Q. Is my vote confidential?

A.	Yes. All votes remain confidential, unless you provide otherwise.

Q. How is voting conducted?

A.

Before the Annual Meeting, our Board of Directors will appoint one or more inspectors of election for the meeting. The inspector(s) will determine the number of shares represented at the meeting, the existence of a quorum and the validity and effect of proxies. The inspector(s) will also receive, count, and tabulate ballots and votes and determine the results of the voting on each matter that comes before the Annual Meeting.

Q. What constitutes a quorum at the Annual Meeting?

A.

In accordance with Nevada law (the law under which we are incorporated) and our bylaws, as the same may be amended or restated from time to time (“Bylaws”), the presence at the Annual Meeting, by proxy or in person, of the holders of a majority of the outstanding shares of the capital stock entitled to vote at the Annual Meeting constitutes a quorum, thereby permitting the stockholders to conduct business at the Annual Meeting.

Abstentions and votes withheld, and shares represented by proxies reflecting abstentions or votes withheld, will be treated as present for purposes of determining the existence of a quorum at the Annual Meeting. Broker or nominee non-votes, which occur when shares held in “street name” by brokers or nominees who indicate that they do not have discretionary authority to vote on a particular matter, will be treated as present for purposes of determining the existence of a quorum, and may be entitled to vote on certain matters at the Annual Meeting.

If a quorum is not present at the Annual Meeting, a majority of the stockholders present in person and by proxy may adjourn the meeting to another date. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the originally called meeting.

Q. What vote is required to elect our directors for a one-year term?

A.

The affirmative vote of a plurality of the votes cast, by the holders of common stock present in person or by proxy, entitled to vote in the election. Abstentions, votes withheld, and broker or nominee non-votes will not affect the outcome of director elections.

Q: How will the outcome of the ratification of the appointment of Cherry Bekaert, LLP as our independent registered public accounting firm for the year ending December 31, 2019 be determined?

A. The affirmative vote of a majority of the votes cast, by the holders of common stock present in person or by proxy, entitled to vote at the Annual Meeting is required to ratify the appointment of Cherry Bekaert, LLP as our independent registered public accounting firm for the year ending December 31, 2019. Abstentions and votes withheld will have the same effect as a negative vote. However, broker or nominee non-votes, and shares represented by proxies reflecting broker or nominee non-votes, will not have the effect of a vote “for” or “against” this proposal.

Q. What percentage of our outstanding common stock do our directors and executive officers own?

A.

As of April 12, 2019, our directors and executive officers owned, or have the right to acquire, approximately 32.8% of our outstanding common stock. See the discussion under the heading “Stock Ownership of Our Directors, Executive Officers, and 5% Beneficial Owners” on page 17 for more details.

Q. How can I obtain a copy of our Annual Report on Form 10-K?

A.

We have filed our Annual Report on Form 10-K for the year ended December 31, 2018, with the Securities and Exchange Commission (“SEC”). The Annual Report on Form 10-K is also included in the 2018 Annual Report to Stockholders. You may obtain, free of charge, a paper copy of our Annual Report on Form 10-K, including financial statements and exhibits, by writing to our Chief Financial Officer, Alea Kleinhammer, or by email at investorrelations@enterprisediversified.com.

CORPORATE GOVERNANCE

Our Board of Directors

Our Bylaws provide that the business and affairs of the Company shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors. Our Bylaws provide further that the Board of Directors shall consist of not less than one and not more than nine members unless changed by a duly adopted amendment to the articles of incorporation or by an amendment to the Bylaws adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote.

The following individuals are being nominated for re-election to the Board (See “Election of Directors; Nominees”):

☐ Chair	● Member

	Age as of the Annual Meeting	Director Since	Audit Committee	Governance, Compensation and Nominating Committee
Steven L. Kiel Chairman of the Board	40	2015
G. Michael Bridge President & CEO	55	2018
Jeremy K. Deal	41	2018	☐	☐
Christopher T. Payne	48	2016	●	●
Keith D. Smith	55	2016

The following biographies set forth the names of our director nominees, their ages, their principal occupations and employers for at least the past five years, any other directorships held by them during the past five years in companies that are subject to the reporting requirements of the Securities Exchange Act of 1934 (the “Exchange Act”), or any company registered as an investment company under the Investment Company Act of 1940, as well as additional information, all of which we believe sets forth each director nominee’s qualifications to serve on the Board.

 Steven L. Kiel has served as a Director since 2015. Mr. Kiel was previously President and Chief Executive Officer of the Company from December 2015 until his resignation in October 2018. Mr. Kiel is the President of Arquitos Capital Management LLC and portfolio manager of Arquitos Capital Partners, LP and Arquitos Capital Offshore, Ltd. Mr. Kiel is a judge advocate in the Army Reserves, a veteran of Operation Iraqi Freedom, and currently holds the rank of Major. Previously, Steven was an attorney in private practice. He is a graduate of George Mason School of Law and Illinois State University and is a member of the bar in Illinois (inactive) and Washington, DC. The Company believes that Mr. Kiel’s financial, leadership, and legal experience makes him qualified to serve on the Board.

G. Michael Bridge was appointed as President and Chief Executive Officer of the Company on October 5, 2018, and as a director of the Company on November 8, 2018. Mr. Bridge had most-recently served as General Counsel for the Company since November 2017. Prior to serving as General Counsel to the Company, Mr. Bridge provided the Company with management consulting services since March 2017.  Mr. Bridge co-managed the private investment partnership, Bridge Reid Fund I, LP, from January 2013 until July 2018.  Mr. Bridge has previously served in various executive, legal and finance roles for public and private companies, including senior vice president and general counsel at JDA Software Group, Inc. during the period from 1999 to 2013.  Mr. Bridge began his career as a corporate and securities attorney at a leading global law firm and is a graduate of Cornell Law School and received his Bachelor of Arts in Political Science at the University of Southern California.  Mr. Bridge is a member of the Arizona Bar Association. The Company believes that Mr. Bridge’s diverse executive, legal and financial experience makes him qualified to serve on the Board.

Jeremy K. Deal has been a Director since he was appointed on March 29, 2018. Mr. Deal has served as the Chairman of the Company's Governance, Compensation and Nominating Committee since March 29, 2018, and as Chairman of the Company’s Audit Committee since November 8, 2018. Mr. Deal is the founder and portfolio manager of JDP Capital Management. Mr. Deal holds a Bachelor of Science in International Business from Alliant International. The Company believes that Mr. Deal’s experience in evaluating investment decisions, as well as his familiarity with the Company’s holdings, make him qualified to serve on the Board.

Christopher T. Payne has been a Director since 2016. Mr. Payne is a financial professional with more than 15 years of consulting, corporate finance and Big Four experience. In his current role, Mr. Payne manages and performs valuations involving various classes of equity and debt securities. He advises clients in both private and public companies and provides valuation and corporate advisory services for purposes including mergers and acquisitions, fairness opinions, buy-sell agreements, Internal Revenue Service and Securities and Exchange Commission compliance matters, and corporate planning and reorganizations. Mr. Payne is a graduate from the George Mason University’s School of Business (MBA) and holds a Bachelor’s degree from the University of North Carolina at Charlotte. The Company believes that Mr. Payne’s experience in evaluating investment decisions and dedication to improving the corporate governance at the Company make him qualified to be a member of the Board.

Keith D. Smith has been a Director since 2016. Mr. Smith is the portfolio manager of Bonhoeffer Capital Management, which is affiliated with the Company’s asset management subsidiary, Willow Oak Asset Management, LLC. He was previously a valuation professional with more than 20 years of consulting, corporate finance and “Big Four” accounting and auditing experience. Mr. Smith holds an MBA from University California - Los Angeles and a Bachelor of Science in Electrical Engineering from the Union College. The Company believes that Mr. Smith’s experience in evaluating investment decisions make him qualified to serve on the Board.

There is no family relationship between and among any of our executive officers or directors.

There are no legal or regulatory proceedings involving any director, director nominee or officer of the Company, except for the complaint filed by the Company on April 12, 2016 against its former President and Chief Executive Officer and current stockholder, Frank Erhartic, Jr., alleging monetary damages in excess of $350,000. This matter is currently pending with the Circuit Court for the City of Lynchburg.

During 2018, the Board held seven meetings, our audit committee held five meetings, and our governance, compensation and nominating committee held one meeting. During the period served, no Director attended fewer than 75% of the total number of meetings of the Board held during the year. Our directors are expected to attend each annual meeting of Stockholders, and it is our expectation that all director nominees will attend this year’s Annual Meeting. All directors attended the Annual Meeting of Shareholders in 2018, which was held on May 19, 2018.

Communicating with the Board of Directors

Our Board has established a process by which stockholders can send communications to the Board. You may communicate with the Board as a group, or to specific directors, by writing to Rodney E. Lake, our Secretary, at our offices located at 1518 Willow Lawn Drive, Richmond, VA 23230. Mr. Lake will review all such correspondence and regularly forward to the Board a summary of all correspondence and copies of all correspondence that deals with the functions of the Board or committees thereof or that otherwise requires their attention. Directors may at any time review a log of all correspondence we receive that is addressed to members of our Board and request copies of any such correspondence. Concerns relating to accounting, internal controls, or auditing matters may be communicated in this manner, or may be submitted on an anonymous basis via e-mail investorrelations@endi-inc.com. These concerns will be immediately brought to the attention of our Audit Committee and resolved in accordance with procedures established by our Audit Committee.

Risk Oversight

The Company has a risk management program overseen by G. Michael Bridge, our President, Chief Executive Officer and Director. Mr. Bridge, with the assistance of Alea Kleinhammer, Chief Financial Officer, and other members of management, identifies material risks and prioritizes them for our Board. Our Board regularly reviews information regarding our credit, liquidity, cybersecurity, operations, regulatory compliance, as well as the risks associated with each.

Code of Ethics

The Company has adopted a code of ethics and it is available on the Company’s website www.enterprisediversified.com under Corporate Governance.

Audit Committee

 The Audit Committee currently consists of Jeremy K. Deal and Christopher T. Payne. Our Board has determined each of Mr. Deal and Mr. Payne to be independent. Mr. Deal chairs the Audit Committee.

The Audit Committee held five meetings and took two action(s) by unanimous written consent during the fiscal year ended December 31, 2018. The duties and responsibilities of the Audit Committee are set forth in the Audit Committee Charter, which is available on the Company’s website, located at www.enterprisediversified.com under the Information/Corporate Governance tabs. Among other duties, the Audit Committee assists the Board of Directors in fulfilling its responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Company and the quality and integrity of the Company’s financial reporting. To fulfill its purposes, the Audit Committee’s duties include the following:

●	Appoint, evaluate, compensate, oversee the work of and, if appropriate, terminate, the independent auditor, who shall report directly to the Committee.

●	Approve in advance all audit engagement fees and terms of engagement as well as all audit and non-audit services to be provided by the independent auditor.

●	Engage independent counsel and other advisors, as it deems necessary, to carry out its duties.

In performing these functions, the Audit Committee meets periodically with the independent auditors and management to review their work and confirm that they are properly discharging their respective responsibilities.

The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2018 with the Company’s management and the Company’s independent registered public accounting firm. The Audit Committee has also discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board (United States) in Rule 3200T regarding “Communication with Audit Committees.”

The Audit Committee also has received and reviewed the written disclosures and the letter from the Company’s independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the Company’s independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the Company’s independent registered public accounting firm its independence from the Company.

Additionally, the SEC requires that at least one member of the Audit Committee have a “heightened level of financial and accounting sophistication.” Such person is known as the “audit committee financial expert” under relevant SEC rules. Our Board has determined that Mr. Payne is an “audit committee financial expert” as the SEC defines that term. Please see Mr. Payne’s biography on page 6 for a description of his relevant experience.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the financial statements referred to above be included in the Annual Report.

Governance, Compensation, and Nominating Committee

The Governance, Compensation, and Nominating Committee currently consists of Jeremy K. Deal and Christopher T. Payne. Our Board has determined each of Mr. Deal and Mr. Payne to be independent. Mr. Deal chairs the Governance, Compensation, and Nominating Committee.

The Governance, Compensation, and Nominating Committee held one meeting and took no action(s) by unanimous written consent during the fiscal year ended December 31, 2018. The duties and responsibilities of the Governance, Compensation, and Nomination Committee are set forth in the Governance, Compensation, and Nominating Committee Charter, which is available on the Company’s website, located at www.enterprisediversified.com under the Information/Corporate Governance tabs. Among other duties, the Governance, Compensation, and Nomination Committee assists the Board of Directors in fulfilling its responsibility to the shareholders, potential shareholders, and investment community relating to corporate governance, compensation and nomination oversight and Director effectiveness and performance. To fulfill its purposes, the Governance, Compensation, and Nominating Committee’s duties include the following:

●	Recommending to the Board corporate governance guidelines applicable to the Company.

●	Identifying, reviewing, evaluating, and recommending individuals qualified to become members of the Board and its committees.

●	Evaluating and recommending to the Board the compensation of the Board and its committees.

●	Reviewing the effectiveness and performance of the Board and its members.

●	Assessing and reviewing risks associated with the Company and if necessary recommending mitigation actions to the Board.

●	Setting the compensation of the Chief Executive Officer and performing other compensation and oversight.

We believe that our Board of Directors as a whole should encompass a range of talent, skill, and expertise enabling it to provide sound guidance with respect to our operations and interests. The committee evaluates all candidates to our Board of Directors by reviewing their biographical information and qualifications. If the independent directors determine that a candidate is qualified to serve on our Board of Directors, such candidate is interviewed by at least one of the independent directors and our Chief Executive Officer. Other members of the Board of Directors also have an opportunity to interview qualified candidates. The independent directors then determine, based on the background information and the information obtained in the interviews, whether to recommend to the Board of Directors that the candidate be nominated for approval by the stockholders to fill a directorship. With respect to an incumbent director whom the independent directors are considering as a potential nominee for reelection, the independent directors review and consider the incumbent director’s service during his or her term, including the number of meetings attended, level of participation, and overall contribution to the Board of Directors. The manner in which the independent directors evaluate a potential nominee will not differ based on whether the candidate is recommended by our directors or stockholders.

Our Board of Directors has examined the composition of our Governance, Compensation, and Nominating Committee and the qualifications of the Committee members in light of the current rules and regulations governing nominating committees from certain stock exchanges. Based upon this examination, our Board of Directors has determined that each member of our Governance, Compensation, and Nominating Committee is independent and is otherwise qualified to be a member of our Governance, Compensation, and Nominating Committee in accordance with such rules.

We do not have a formal policy in place with regard to the consideration of diversity in considering candidates for our Board of Directors, but the Board of Directors strives to nominate candidates with a variety of complementary skills so that, as a group, the Board of Directors will possess the appropriate talent, skills and expertise to oversee our business.

Nominating Process

With respect to an incumbent director whom the other directors are considering as a potential nominee for re-election, such directors review and consider the incumbent director’s service during his or her term, including the number of meetings attended, level of participation, and overall contribution to the Board.

Our Board will also consider candidates recommended by stockholders for nomination to our Board of Directors. A stockholder who wishes to recommend a candidate for nomination to our Board of Directors must submit such recommendation to our Corporate Secretary, Rodney Lake, at Enterprise Diversified, Inc., 1518 Willow Lawn Drive, Richmond, VA 23230. Any recommendation must be received not less than 90 calendar days nor more than 120 calendar days before the anniversary date of the previous year’s annual meeting. All stockholder recommendations of candidates for nomination for election to our Board of Directors must be in writing and must set forth the following: (i) the candidate’s name, age, business address, and other contact information, (ii) the number of shares of the Company’s common stock beneficially owned by the candidate, (iii) a complete description of the candidate’s qualifications, experience, background and affiliations, as would be required to be disclosed in the proxy statement pursuant to Schedule 14A under the Exchange Act, (iv) a sworn or certified statement by the candidate in which he or she consents to being named in the proxy statement as a nominee and to serve as director if elected, and (v) the name and address of the stockholder(s) of record making such a recommendation and the number of shares owned by the recommending stockholders.

Vacancies in the Board may be filled by a majority of the remaining directors, though less than a quorum, by (1) the unanimous written consent of the directors then in office, (2) the affirmative vote of a majority of the directors then in office at a meeting held pursuant to notice or waivers of notice complying with Nevada corporations law, or (3) a sole remaining director. Each director so elected shall hold office until the next annual meeting of the stockholders and until a successor has been elected and qualified, or until such director resigns or is removed from office. A vacancy in the Board of Directors created by the removal of a director may only be filled by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of the holders of a majority of the outstanding shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS

Cherry Bekaert, LLP, the independent registered public accounting firm that audited our financial statements for the years ended December 31, 2018 and December 31, 2017, has served as our independent registered public accounting firm since 2016.

Our Board of Directors has asked the stockholders to ratify the selection of Cherry Bekaert, LLP as our independent registered public accounting firm. See Proposal Two: Ratification of Appointment of Cherry Bekaert, LLP as Our Independent Registered Public Accounting Firm on page 19 of this proxy statement. The Audit Committee has reviewed the fees described below and concluded that the payment of such fees is compatible with maintaining Cherry Bekaert, LLP’s independence. All proposed engagements of Cherry Bekaert, LLP, whether for audit services, audit related services, tax services, or permissible non audit services, were pre-approved by our Audit Committee.

Registered Public Accounting Firm Fees and Other Matters

The following table summarizes the fees of paid by the Company for audit, tax and all other fees for 2018 and 2017:

	2018	2017
Audit fees (1)	$75,000	$60,150
Audit related fees (2)	25,000	-
Tax fees (3)	8,100	13,455
All other fees (4)	-	4,800
Total	$108,100	$78,405

(1) Consists of fees for services provided in connection with the audit of the Company’s financial statements and review of the Company’s quarterly financial statements, all paid to Cherry Bekaert, LLP, our current registered public accounting firm.

(2) Consists of fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit fees,” all paid to Cherry Bekaert, LLP, our current registered public accounting firm.

(3) Consists of fees for preparation of Federal and state income tax returns, all paid to John Brogan, JD, CPA.

(4) Consists of fees for Cherry Bekaert, LLP to respond to a Company legal matter.

Management notes that all audit fees paid during the years ended December 31, 2018 and December 31, 2017, respectively, were paid to Cherry Bekaert, LLP and were related to audit services for the years ended December 31, 2018, and December 31, 2017. All audit related fees paid during the year ended December 31, 2018 were paid to Blue & Co., LLC. All tax fees paid during the years ended December 31, 2018 and December 31, 2017 were paid to John Brogan, JD, CPA.

The engagement of Cherry Bekaert, LLP for the 2018 and 2017 fiscal years and the scope of audit-related services, including the audits and reviews described above, were all pre-approved by the Audit Committee.

The policy of the Audit Committee is to pre-approve the engagement of the Company’s independent auditors and the furnishings of all audit and non-audit services.

Pre-Approval of Services

Our Audit Committee sets forth the procedures under which services provided by our independent registered public accounting firm will be pre-approved by our Audit Committee. The potential services that might be provided by our independent registered public accounting firm fall into two categories:

●

Services that are permitted, including the audit of our annual financial statements, the review of our quarterly financial statements, related attestations, benefit plan audits and similar audit reports, financial and other due diligence on acquisitions, and federal, state, and non US tax services; and

●

Services that may be permitted, subject to individual pre approval, including compliance and internal control reviews, indirect tax services such as transfer pricing and customs and duties, and forensic auditing.

Services that our independent registered public accounting firm may not legally provide include such services as bookkeeping, certain human resources services, internal audit outsourcing, and investment or investment banking advice.

All proposed engagements of our independent registered public accounting firm, whether for audit services or permissible non-audit services, are pre-approved by the Audit Committee. We jointly prepare a schedule with our independent registered public accounting firm that outlines services that we reasonably expect we will need from our independent registered public accounting firm, and categorize them according to the classifications described above. Each service identified is reviewed and approved or rejected by the Audit Committee.

OUR EXECUTIVE OFFICERS

Executive Officers

Our current executive officers are:

Name	Age	Position
G. Michael Bridge (1) Alea Kleinhammer (2)	55 28	President, Chief Executive Officer and Director Chief Financial Officer

(1)	On October 5, 2018, the Board elected G. Michael Bridge as the President and Chief Executive Officer of the Company. Mr. Bridge had served as General Counsel of the Company since November 2017.

Mr. Bridge is not related by blood, marriage or adoption to any other director or executive officer. The biography of Mr. Bridge is presented in connection with “Corporate Governance” beginning on page 5 of this Proxy Statement.

(2)	On October 5, 2018, the Board elected Alea Kleinhammer as the Chief Financial Officer of the Company. Ms. Kleinhammer had served as Corporate Controller of the Company since September 2016.

Ms. Kleinhammer is not related by blood, marriage or adoption to any other director or executive officer.

EXECUTIVE COMPENSATION

Compensation Philosophy and Objectives

Our compensation programs are designed to motivate our employees to work toward achievement of our corporate mission to create sustained stockholder value by generating attractive returns, when measured over the long term. In order to achieve our key business and strategic goals, we must be able to attract, retain and motivate quality employees in an exceptionally competitive environment. Our industries are highly regulated, scrutinized and dynamic, and as a result, we require employees that are highly educated, dedicated and experienced. The primary objectives of our executive compensation program are to:

●	Attract, retain and motivate experienced and talented executives;

●	Ensure executive compensation is aligned with our corporate strategies and business goals;

●	Recognize the individual contributions of executives while fostering a shared commitment among executives;

●	Promote the achievement of key strategic, development and operational performance measures by linking compensation to the achievement of measurable corporate performance goals; and

●	Align the interests of our executives with our stockholders by rewarding performance that leads to the creation of stockholder value.

Summary Compensation Table

The following table sets forth the cash and other compensation that we paid to the named executive officers (“NEOs”) below or that was otherwise earned by such NEOs for their services in all capacities for the two fiscal years ended December 31st.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
G. Michael Bridge, President & Chief Executive Officer (1)	2018 2017	42,308				42,308
Alea Kleinhammer, Chief Financial Officer (2)	2018 2017	25,385				25,385
Rodney Lake, Chief Operating Officer, Secretary (3)	2018 2017	60,000 61,000	30,000			60,000 91,000
Steven L. Kiel, Former Chief Executive Officer, Chief Financial Officer (4)	2018 2017	78,846 100,000	120,920			199,766 100,000

(1)

Appointed President and Chief Executive Officer on October 5, 2018. As previously reported in our Current Report on Form 8-K filed with the SEC on December 26, 2018, on December 19, 2018 the Company entered into an employment agreement with G. Michael Bridge. Pursuant to the employment agreement, in respect of the 2018 calendar year, Mr. Bridge was eligible to receive an annual incentive bonus in an amount up to $35,000. Pursuant to the terms of the employment agreement, Mr. Bridge will be entitled to receive a base salary at the annualized rate of $200,000 and will be eligible to receive an annual incentive bonus, in cash, upon meeting certain requirements and to participate in employee benefit plans as the Company may maintain from time to time. In respect of the 2019 calendar year, Mr. Bridge will be eligible to receive an annual incentive bonus in an aggregate amount up to $100,000, as determined by the Board of Directors. With respect to any such 2019 annual bonus, an amount up to $50,000 will be based on and subject to the Company achieving superior financial results as of year-end that outperform the Company’s 2019 budget, while an amount up to $50,000 will be based on and subject to achievement of performance goals related to Mr. Bridge consistently demonstrating exemplary leadership, the mitigation of financial risks concerning the Company’s Mt Melrose, LLC and HVAC Value Fund, LLC subsidiaries, and the further development of the Company’s Willow Oak Asset Management, LLC subsidiary.

(2)

Appointed Chief Financial Officer on October 5, 2018. As previously reported in our Current Report on Form 8-K filed with the SEC on December 26, 2018, on December 21, 2018 the Company entered into an employment agreement with Alea Kleinhammer. Pursuant to the terms of the employment agreement, Ms. Kleinhammer will be entitled to receive a base salary at the annualized rate of $120,000 and will be eligible to receive an annual incentive bonus, in cash, upon meeting certain requirements and to participate in employee benefit plans as the Company may maintain from time to time. In respect of the 2019 calendar year, Ms. Kleinhammer will be eligible to receive an annual incentive bonus in an aggregate amount up to $30,000, as determined by the Board of Directors. Any such 2019 annual bonus will be comprised of three equal parts, based on and subject to, respectively, (1) Ms. Kleinhammer consistently demonstrating her development as a proactive executive of the Company and her implementation of appropriate and useful financial planning and analysis processes, tools and reports, (2) the mitigation of financial risks concerning the Company’s Mt Melrose, LLC subsidiary, and (3) the Company achieving superior financial results as of year-end that outperform the Company’s 2019 budget.

(3)	Appointed Chief Operating Officer and Corporate Secretary on November 1, 2016. Mr. Lake is compensated through a consulting agreement with The Benval Group.

(4)

Appointed Chief Executive Officer on December 14, 2015 and Chief Financial Officer on March 3, 2016. As previously reported in our Current Report on Form 8-K filed with the SEC on October 9, 2018, on October 5, 2018 Mr. Kiel resigned as the Company’s Chief Executive Officer and Chief Financial Officer.

Employment Agreements

As described above, there are two employment agreements with NEO’s: one with G. Michael Bridge and one with Alea Kleinhammer.

DIRECTOR COMPENSATION

The following table sets forth the cash and other compensation paid by the Company to the non-employee members of the Board for all services in all capacities during 2018.

Summary Director Compensation Table

Directors receive $1,000 for each board and committee meeting attended up to $10,000 annually.

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Jeffrey I. Moore
Jeremy K. Deal	7,000						7,000
Jeremy K. Gold	8,000						8,000
Christopher T. Payne	9,000						9,000
Keith D. Smith

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

There were no Equity Incentive Plans, Non-Equity Incentive Plans, or Stock Awards for the years ended December 31, 2018 and 2017.

There were no outstanding equity awards as of December 31, 2018.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) Beneficial Ownership Reporting Compliance Pursuant to Section 16(a) of the Exchange Act, and the rules issued there under, our directors and executive officers are required to file with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. ownership and changes in ownership of common stock and other equity securities of the Company. Copies of such reports are required to be furnished to us. Based solely on a review of the copies of such reports furnished to us, or written representations that no other reports were required, we believe that, during our fiscal year ended December 31, 2018 all of our executive officers and directors complied with the requirements of Section 16 (a).

RELATED-PERSON TRANSACTIONS

The written charter of the Audit Committee authorizes the Audit Committee to review and approve all related-party transactions to which the Company may be a party prior to their implementation to assess whether such transactions meet applicable legal requirements. In reviewing related-party transactions, the Audit Committee reviews the benefits of the transactions, terms of the transactions and the terms available from unrelated third parties, as applicable. The Audit Committee reviews on at least an annual basis the expense reimbursements of officers and directors.

Mt Melrose Transaction

On December 10, 2017, the Company entered into a certain Master Real Estate Asset Purchase Agreement (the “Purchase Agreement”) with Mt. Melrose, LLC, a Kentucky limited liability company (“Old Mt. Melrose”), that owns and manages a portfolio of residential real estate in Lexington, Kentucky. Old Mt. Melrose is owned by Jeffrey I. Moore (“Moore”), a former Company director.

Pursuant to the Purchase Agreement, the Company, through a wholly owned limited liability company subsidiary Mt Melrose, LLC (“New Mt Melrose”), agreed to acquire, in a series of closings, substantially all of the business assets of Old Mt. Melrose. The assets primarily consisted of 145 residential properties owned by Old Mt. Melrose and an undetermined number of additional residential properties under contract for purchase by Old Mt. Melrose, along with Old Mt. Melrose’s rights and ongoing obligations, as lessor/landlord, under all leases covering such real properties. Pursuant to the Purchase Agreement, the Company, through New Mt Melrose, agreed to assume, as of each closing, any outstanding indebtedness secured by the real properties then being conveyed at such closing.

On January 10, 2018, New Mt Melrose completed the first acquisition of 44 residential and other income-producing real properties for a total purchase price of $3,956,389, which consisted of $500,000 in cash, 120,602 shares of common stock valued at $1,658,270, and the assumption of $1,798,713 of existing debt.

The Company accounted for the initial purchase of properties as an asset acquisition (consisting of a concentrated group of similar identifiable assets, including land, buildings, improvements, and in-place leases) following the guidance contained in ASU 2017-01. The total purchase price, along with approximately $45,250 of transaction expenses, was allocated to the land and buildings acquired based on their relative fair values, as follows:

Land	$800,328
Buildings	3,201,311
Total Value	$4,001,639

On June 29, 2018, New Mt Melrose completed the second acquisition of 69 residential and other income-producing real properties for a total purchase price of $5,174,722, which consisted of 148,158 shares of common stock valued at $2,407,564, and the assumption of $2,767,158 of existing debt.

The Company accounted for the second purchase of properties as an asset acquisition (consisting of a concentrated group of similar identifiable assets, including land, buildings, improvements, and in-place leases) following the guidance contained in ASU 2017-01. The total purchase price, along with approximately $7,394 of transaction expenses, was allocated to the land and buildings acquired based on their relative fair values, as follows:

Land	$1,036,423
Buildings	4,145,692
Total Value	$5,182,115

The buildings will be amortized over their estimated useful lives of 39 years. The Company determined that the assumed leases and service contracts were not favorable or unfavorable based on their terms relative to their fair values.

As previously reported in our Current Report on Form 8-K filed with the SEC on January 17, 2018, in connection with the initial closing, New Mt Melrose and Old Mt. Melrose entered into a certain Cash Flow Agreement on January 10, 2018 (the ”Cash Flow Agreement”), pursuant to which the parties agreed that until such time as the parties consummate the relevant closing as to each real property under the Purchase Agreement, Old Mt. Melrose would assign to New Mt Melrose all of the income, rents, receivables, and revenues arising from or issuing out of such real property, and New Mt Melrose would assume Old Mt. Melrose’s responsibility for payment of certain of the costs and expenses attributable to such real property.

Additionally, in connection with the initial closing, Moore was appointed as New Mt Melrose’s president and executed an employment agreement with New Mt Melrose, as previously reported in our Current Report on Form 8-K filed with the SEC on March 2, 2018.

As previously reported in our Current Report on Form 8-K filed with the SEC on November 5, 2018, pursuant to that certain Termination of Master Real Estate Asset Purchase Agreement entered into effective November 1, 2018, between the Company and Old Mt. Melrose, the parties mutually agreed to terminate the above-discussed Purchase Agreement as of November 1, 2018. Accordingly, neither the Company nor New Mt Melrose have any further rights or obligations concerning additional acquisitions of real properties from Old Mt. Melrose under the Purchase Agreement. A third-party property manager has been engaged as of November 1, 2018, to manage certain of the real properties previously acquired. Management has determined that it is necessary to right-size New Mt Melrose operations to reduce its level of high-interest debt. Accordingly, New Mt Melrose has begun to sell various properties with an emphasis on selling properties that have high-interest-rate loans and do not produce income. As of December 31, 2018, approximately $1.8 million of debt is secured by properties intended for sale. Upon completion of its right-sizing efforts, management expects New Mt Melrose to continue to own a sizable portfolio of income producing properties in Lexington, Kentucky.

In addition, as previously reported in our Current Report on Form 8-K filed with the SEC on November 5, 2018, pursuant to that certain Termination of Cash Flow Agreement entered into effective November 1, 2018, between New Mt Melrose and Old Mt. Melrose, the parties mutually agreed to terminate the above-discussed Cash Flow Agreement as of November 1, 2018. Accordingly, neither the Company nor New Mt Melrose have any further rights or obligations under the Cash Flow Agreement. As also previously reported in such Current Report on Form 8-K, pursuant to that certain Termination of Employment Agreement entered into effective November 1, 2018, between Moore and New Mt Melrose, the parties mutually agreed to terminate the above-discussed employment agreement of Moore as of November 1, 2018. Accordingly, Moore’s employment by and with New Mt Melrose was terminated, and Moore was removed as an officer of New Mt Melrose, all effective as of November 1, 2018.

Willow Oak Capital Management, LLC

On August 1, 2018, Willow Oak, through a newly organized, wholly owned Company subsidiary, Willow Oak Capital Management, LLC (“Willow Oak Capital Management”), launched a newly organized private investment partnership, Willow Oak Select Fund, LP (“Select Fund”). Willow Oak Capital Management serves as the general partner of Select Fund. Select Fund focuses on investing in securities worldwide based upon “best ideas” submitted by various third-party fund managers comprising the Willow Oak fund manager alliance, some of whom may be affiliated with Willow Oak and/or the Company. Fund managers who have signed a fee share agreement with Willow Oak Capital Management and who have had their investment ideas selected by Select Fund’s investment manager for inclusion in the Select Fund portfolio share in a pool of, and receive allocations of, any performance fees Willow Oak Capital Management receives from limited partners in Select Fund (as determined after the end of each fiscal year of Select Fund), with such allocations being awarded to a fund manager in the form of equity interest in Select Fund (unless the parties mutually agree to a cash payment in lieu thereof), all in accordance with the terms and conditions of the respective fee share agreements. During the year ended December 31, 2018, the Company earned $610 of revenue through its Willow Oak Select Fund partnership. No comparable figures for 2017 exist. As of December 31, 2018, Willow Oak Capital Management has entered into fee share agreements with each of the following related-party funds or managers:

●

Steven L. Kiel, pursuant to a fee share agreement dated June 25, 2018. Under the fee share agreement, Mr. Kiel agreed to allocate all fee share allocations earned, if any, to the Company. Mr. Kiel is a director of the Company, and previously had served as the Company’s Chief Executive Officer and Chief Financial Officer until October 5, 2018.*

●	JDP Capital Management, LLC, pursuant to a fee share agreement dated June 15, 2018. The counterparty is affiliated with Jeremy Deal, who is a director of the Company.*

●	Coolidge Capital Management, LLC, pursuant to a fee share agreement dated June 25, 2018. The counterparty is affiliated with Keith Smith, who is a director of the Company.*

* These related-party transactions were considered and approved by the Audit Committee of the Board of Directors of the Company, acting unanimously, on May 19, 2018.

On November 1, 2018, Willow Oak entered into a fund management services agreement with Arquitos Investment Manager, LP, which is managed by our director Steven L. Kiel, to provide Arquitos with Willow Oak Fund Management Services (“FMS”) consisting of the following services: investor relations, marketing, administration, legal, accounting and bookkeeping, annual audit and liaison to third-party service providers. As considerations for the services, Arquitos will pay Willow Oak a fixed fee and a fee share.

Bonhoeffer Fund, LP

The Company’s subsidiary, Willow Oak Asset Management, LLC, signed a fee share agreement on June 13, 2017, with Coolidge Capital Management, LLC (“Coolidge”), whose sole member is Keith D. Smith, also an ENDI director. Under the agreement, Willow Oak and Coolidge are the sole members of Bonhoeffer Capital Management LLC, the general partner to Bonhoeffer Fund, LP, a private investment partnership. Under their agreement, Willow Oak pays all start-up and operating expenses that are not partnership expenses under the limited partnership agreement. Willow Oak receives 50% of all performance and management fees earned by the general partner. During the years ended December 31, 2018 and 2017, the Company earned $26,196 and $1,629, respectively, of revenue through its Bonhoeffer Fund partnership.

STOCK OWNERSHIP OF OUR DIRECTORS, EXECUTIVE OFFICERS,

AND 5% BENEFICIAL OWNERS

The following table sets forth as of March 30, 2019 information regarding the beneficial ownership of the Company’s voting securities (i) by each person or group known by the Company to be the owner of record or beneficially of more than five percent of the Company’s voting securities; (ii) by each of the Company’s Directors and executive officers; and (iii) by all Directors and executive officers of the Company as a group. Except as indicated in the following notes, the owners have sole voting and investment power with respect to the shares. Unless otherwise noted, each owner’s mailing address is c/o Enterprise Diversified, Inc., 1518 Willow Lawn Drive, Richmond, VA 23230.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class (1)

Steven L. Kiel (2)	683,309	26.9%
G. Michael Bridge	16,000	0.6%
Jeremy K. Deal	41,600	1.6%
Christopher T. Payne	20,224	0.8%
Keith D. Smith	72,000	2.8%
Alea Kleinhammer	0	0.0%
Rodney Lake	2,249	0.1%
Jeffrey I. Moore (3)	280,760	11.0%
Frank R. Erhartic, Jr. (4) 7109 Timberlake Road Lynchburg, VA 24502	199,072	7.8%
Lawrence Goldstein (5) 1865 Palmer Avenue Larchmont, NY 10538	333,334	13.1%
All directors and officers As a group (7 persons)	835,382	32.8%

*Less than 1%

(1) Percent of class is based on 2,544,776 shares of Common Stock outstanding as of March 31, 2019.

(2) Includes 683,309 shares owned by Arquitos Capital Partners, LP. Arquitos Capital Management LLC acts as the General Partner to Arquitos Capital Partners, LP. Steven L. Kiel is the Managing Member of Arquitos Capital Management LLC and is deemed to have beneficial ownership over the Common Stock owned.

(3) Based on the information contained in a Schedule 13D filed February 26, 2019.

(4) Based on the information contained in a Schedule 13D filed February 13, 2015

(5) Includes 333,334 shares owned by Santa Monica, LP. Lawrence Goldstein is the Managing Member of Santa Monica Partners, LP and is deemed to have beneficial ownership over the Common Stock owned.

PROPOSAL ONE

ELECTION OF DIRECTORS; NOMINEES

Our Bylaws provide that the Board of Directors shall consist of not less than one and not more than nine members unless changed by a duly adopted amendment to the articles of incorporation or by an amendment to the Bylaws adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote. Our Board of Directors has passed a resolution setting the number of members at five, which is the current number of members. Five directors have been nominated for re-election at the Annual Meeting. Those individuals are G. Michael Bridge, Jeremy K. Deal (independent), Steven L. Kiel, Christopher T. Payne (independent) and Keith D. Smith. For information about each of the nominees and our Board generally, please see “Corporate Governance-Our Board of Directors” beginning on page 5. If elected, the nominees will hold office until the next annual meeting and until a respective successor is elected and has been qualified, or until such director resigns or is removed from office. Management expects that each of the nominees will be available for election, but if any of them is unable to serve at the time the election occurs, your proxy will be voted for the election of another nominee to be designated by the available members of our Board.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL OF THE NOMINEES FOR DIRECTOR. IF A CHOICE IS SPECIFIED ON THE PROXY BY THE STOCKHOLDER, THE SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED “FOR” ALL OF THE NOMINEES. THE AFFIRMATIVE VOTE OF A PLURALITY OF THE VOTES CAST, BY THE HOLDERS OF COMMON STOCK PRESENT IN PERSON OR BY PROXY, ENTITLED TO VOTE AT THE ANNUAL MEETING IS REQUIRED FOR THE ELECTION OF THE NOMINEES.

PROPOSAL TWO

 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Board of Directors (and the Audit Committee of the Board of Directors for fiscal years 2017 and beyond) annually considers and selects our independent registered public accountants. The Board has selected Cherry Bekaert, LLP to act as our independent registered public accountants for fiscal 2019.

Stockholder ratification of Cherry Bekaert, LLP as our independent registered public accountants is not required by our Bylaws, or otherwise. However, we are submitting the selection of Cherry Bekaert, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the selection of Cherry Bekaert, LLP as our independent registered public accountants, the Board will reconsider the selection of such independent registered public accountants. Even if the selection is ratified, the Board may, in its discretion, direct the appointment of a different independent registered public accountant at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders. Representatives of Cherry Bekaert, LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF CHERRY BEKAERT, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2019. IF A CHOICE IS SPECIFIED ON THE PROXY BY THE STOCKHOLDER, THE SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED “FOR” THE RATIFICATION OF THE APPOINTMENT OF CHERRY BEKAERT, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2019. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST, BY THE HOLDERS OF COMMON STOCK PRESENT IN PERSON OR BY PROXY, ENTITLED TO VOTE AT THE ANNUAL MEETING AT WHICH A QUORUM IS PRESENT IS REQUIRED TO SUPPORT THE PROPOSAL.

PROPOSAL THREE

ADVISORY VOTE TO APPROVE THE COMPENSATION
OF OUR NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) requires that our stockholders have the opportunity to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in accordance with the executive compensation disclosure rules contained in Item 402 of the SEC’s Regulation S-K, including the compensation tables and the narrative disclosures that accompany the compensation tables. Accordingly, we are seeking input from our stockholders with this advisory vote on the compensation of our named executive officers. The vote on this proposal is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our named executive officers as disclosed in the Executive Compensation section of this Proxy Statement. We are providing this vote as required pursuant to Section 14A of the Securities Exchange Act of 1934.

As an advisory vote, this proposal is not binding on Enterprise Diversified or the Board, nor will it directly affect or otherwise limit any compensation or award arrangements that have already been granted to any of the named executive officers. However, the Board intends to carefully review the results of all stockholder votes and take them into consideration when making future decisions regarding executive compensation.

G. Michael Bridge is set to earn a base salary of $200,000, with up to $100,000 in performance-based bonuses, beginning on January 1, 2019, for his roles as our President and Chief Executive Officer.

Alea Kleinhammer, is set to earn a base salary of $120,000, in addition to up to a $30,000 bonus to be given at the discretion of the Board of Directors, beginning on January 1, 2019, for her role as our Chief Financial Officer.

Rodney Lake earned a salary of $61,000 and a $30,000 bonus and $60,000 for the years ended December 31, 2017 and 2018, respectively, for his role as our Chief Operating Officer.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THE EXECUTIVE COMPENSATION SECTION OF THIS PROXY STATEMENT. IF A CHOICE IS SPECIFIED ON THE PROXY BY THE STOCKHOLDER, THE SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED “FOR” THE NON-BINDING PROPOSAL TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST, BY THE HOLDERS OF COMMON STOCK PRESENT IN PERSON OR BY PROXY, ENTITLED TO VOTE AT THE ANNUAL MEETING AT WHICH A QUORUM IS PRESENT IS REQUIRED TO SUPPORT THE PROPOSAL.

 ADDITIONAL INFORMATION

Delivery of Documents to Security Holders Sharing an Address

Only one information statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of its security holders. The Company undertakes to deliver promptly upon written or oral request a separate copy of the information statement to a security holder at a shared address to which a single copy of the documents was delivered and provide instructions as to how a security holder can notify the Company that the security holder wishes to receive a separate copy of an information statement.

Security holders sharing an address and receiving a single copy may request to receive a separate information statement at Enterprise Diversified, Inc., 1518 Willow Lawn Drive, Richmond, VA 23230. Security holders sharing an address can request delivery of a single copy of information statements if they are receiving multiple copies may also request to receive a separate information statement at Enterprise Diversified, Inc., 1518 Willow Lawn Drive, Richmond, VA 23230, telephone: (434) 382-7366.

Stockholder Proposals for Our 2020 Annual Meeting

Only proper proposals under Rule 14a-8 of the Exchange Act which are timely received will be included in the proxy materials for our next annual meeting. In order to be considered timely, such proposal must be received by our Secretary, Rodney E. Lake, at Enterprise Diversified, Inc., 1518 Willow Lawn Drive, Richmond, VA 23230, no later than December 31, 2018. We suggest that stockholders submit any stockholder proposal by certified mail, return receipt requested.

Our Bylaws require stockholders to provide advance notice to the Company of any stockholder director nomination(s) and any other matter a stockholder wishes to present for action at an annual meeting of stockholders (other than matters to be included in our proxy statement, which are discussed in the previous paragraph). In order to properly bring business before an annual meeting, our Bylaws require, among other things, that the stockholder submit written notice thereof complying with our Bylaws to Rodney E. Lake, our Secretary, at the above address, not less than 90 days nor more than 120 days prior to the anniversary of the preceding year’s annual meeting. Therefore, the Company must receive notice of a stockholder proposal submitted other than pursuant to Rule 14a-8 (as discussed above) no sooner than January 22, 2020, and no later than February 21, 2020. If a stockholder fails to provide timely notice of a proposal to be presented at our 2019 Annual Meeting of Stockholders, the proxy designated by our Board of Directors will have discretionary authority to vote on any such proposal that may come before the meeting.

Other Matters

Our Board does not know of any other matters that may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the person or persons named in the accompanying proxy card to vote, or otherwise act, in accordance with their judgment on such matters.

Solicitation of Proxies

The Company will bear the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, our officers and employees may solicit proxies in person or by telephone. The Company may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending proxies and proxy material to beneficial owners.

Incorporation of Information by Reference

The Audit Committee Report contained in this Proxy Statement is not deemed filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings made by us under the Securities Act of 1933, as amended or the Exchange Act, except to the extent that we specifically incorporate such information by reference. Our Annual Report on Form 10-K for the year ended December 31, 2018, delivered to you together with this Proxy Statement, is hereby incorporated by reference.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 05/20/2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 05/20/2019. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
	0	0	0

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

1. ELECTION OF DIRECTORS

Nominees

01 Steven L. Kiel   02 G. Michael Bridge   03 Jeremy K. Deal   04 Christopher T. Payne   05 Keith D. Smith

The Board of Directors recommends you vote FOR proposals 2 and 3.

	For	Against	Abstain
2. RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS.	0	0	0
3. APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.	0	0	0

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. 0
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	0	0

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]   Dat

Signature (Joint Owners)   Dat

R1.0.1.18

0000418749_1